UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Pacific Gas and Electric Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 11, 2011 AND NOTICE OF ANNUAL MEETING OF SHAREHOLDERS WHEN AND WHERE IS THE SHAREHOLDER MEETING? The Annual Meeting of Shareholders of Pacific Gas and Electric Company will be held at the San Ramon Valley Conference Center, 3301 Crow Canyon Road, San Ramon, California, on Wednesday, May 11, 2011, at 10:00 a.m., Pacific time. WHAT IS BEING VOTED ON AT THE SHAREHOLDER MEETING? 1. Election of 12 Directors Nominees of the Board of Directors: (1) David R. Andrews (5) Maryellen C. Herringer (9) Forrest E. Miller (2) Lewis Chew (6) Christopher P. Johns (10) Rosendo G. Parra (3) C. Lee Cox (7) Roger H. Kimmel (11) Barbara L. Rambo (4) Peter A. Darbee (8) Richard A. Meserve (12) Barry Lawson Williams 2. Ratification of the Appointment of the Independent Registered Public Accounting Firm 3. Advisory Vote on Executive Compensation 4. Advisory Vote on Frequency of Advisory Vote on Executive Compensation 5. Such other business as may properly come before the meeting. Any shareholder nominations for director, or other shareholder matters, must comply with the “advance notice” provisions in the company’s Bylaws. WHAT DOES THE BOARD OF DIRECTORS RECOMMEND? The Board of Directors recommends a vote FOR the election of the directors, FOR the ratification of the appointment of the independent registered public accounting firm, FOR the proposal on executive compensation and 1 YEAR on the proposal on the frequency of the advisory vote on executive compensation. HOW CAN I GET A COMPLETE SET OF PROXY MATERIALS? THIS IS NOT A PROXY CARD. You may not use this form to vote your shares. You may request a paper proxy card by following the instructions at the bottom of this form. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet and by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and the Annual Report to Shareholders are available at: www.ViewMaterial.com/PCG If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 27, 2011 to facilitate timely delivery. You may request an e-mail copy of the Proxy Statement and the Annual Report, or a paper copy of the Proxy Statement, the form of proxy card, and the Annual Report by following the instructions below. You will be asked to provide your 11-digit control number (located by the arrow in the box below). You will be able to request paper or e-mail copies for all future meetings or only for the 2011 Annual Meeting. 1. Call the toll-free telephone number 1-800-516-1564 and follow the instructions provided, or 2. Access the website www.SendMaterial.com and follow the instructions provided, or 3. Send us an e-mail at papercopy@SendMaterial.com with your control number in the subject line. Unless you instruct us otherwise, we will reply to your e-mail with a copy of the proxy materials in PDF format for the 2011 Annual Meeting only. To vote your Pacific Gas and Electric Company shares, you can vote in person at the Annual Meeting, or you can: 1. Go to www.ViewMaterial.com/PCG. 2. Review the Proxy Statement and the Annual Report to Shareholders online. 3. Click on the icon to vote your shares. 4. Enter your 11-digit control number (located by the arrow in the box above). 5. Follow the simple instructions to execute your proxy and record your vote. You will be able to vote electronically until 6:00 a.m., Eastern time, on May 11, 2011.

Directions to the 2011 Annual Meeting San Ramon Valley Conference Center 3301 Crow Canyon Road, San Ramon, California The San Ramon Valley Conference Center is located in San Ramon right off Interstate 680, approximately 35 miles east of San Francisco. From Highway 680, take the Crow Canyon Road exit. Go east on Crow Canyon Road past Camino Ramon. Turn right into the Conference Center parking lot. PACIFIC GAS AND ELECTRIC COMPANY 2011 ANNUAL MEETING OF SHAREHOLDERS ADMISSION TICKET San Ramon Valley Conference Center 3301 Crow Canyon Road San Ramon, California May 11, 2011, at 10:00 a.m. There is free parking at the San Ramon Valley Conference Center. Doors open at 9:00 a.m. You may bypass the shareholder registration area and present this ticket at the entrance to the meeting room. Note: Shareholders will be asked to present valid photo identification, such as a driver’s license or passport, before being admitted to the meeting. The following items will not be allowed in the meeting: cell phones; smartphones; cameras; video or tape recorders; computers; other electronic devices with video, audio, and/or photographic recording capability; or any other items that might be disruptive or pose a safety or security risk. For your protection, all purses, briefcases, backpacks, and packages will be subject to inspection. Real-time captioning services and assistive listening devices will be available. Please contact an usher if you wish to be seated in the real-time captioning section or require an assistive listening device.